UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 22, 2019

Date of Report (Date of earliest event reported)

Grand Canyon Education, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34211	20-3356009
(State or other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

2600 W. Camelback Road
Phoenix, Arizona	85017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 247-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

On January 23, 2019, Grand Canyon Education, Inc. (the “Company” or “GCE”) filed with the Securities and Exchange Commission (the “SEC”), a Current Report on Form 8-K (the “Initial Form 8-K”) disclosing that on January 22, 2019, GCE had completed the acquisition of Orbis Education Services, LLC (“Orbis Education”) for $365.8 million in cash (inclusive of closing date adjustments).  Orbis Education is an education services company that supports healthcare education programs for 17 universities across the United States.

In the Initial Form 8-K, GCE stated its intention to file the historical financial statements of Orbis Education and the pro forma financial information required by parts (a) and (b) of Item 9.01 of Form 8-K not later than 71 calendar days after the date that the Initial Form 8-K was required to be filed with the SEC.  Pursuant to the instructions to Item 9.01 of Form 8-K, this Current Report on Form 8-K/A (the “Form 8-K/A”) amends the Initial Form 8-K in order to provide the required financial information.

Item 9.01. Consolidated Financial Statements and Exhibits.

(a)         Financial Statements of Business Acquired

The audited consolidated balance sheet of Orbis Education Services, LLC as of December 31, 2018, the related audited consolidated statements of operations for the year ended December 31, 2018 are attached to this Form 8-K/A as Exhibit 99.1 and are incorporated herein by reference.

(b)         Pro Forma Financial Information

The unaudited pro forma combined balance sheet which gives effect to the Acquisition as if it had occurred on December 31, 2018, the related unaudited pro forma combined statement of income for the year ended December 31, 2018 which gives effect to the Acquisition as if it had occurred on January 1, 2018, and the related notes to such unaudited pro forma combined financial statements are attached to this Form 8-K/A as Exhibit 99.2 and are incorporated herein by reference.

(d)           Exhibits

Exhibit No.	Description

23.1	Consent of BKD, LLP, Independent Registered Accounting Firm for Orbis Education Services, LLC.
99.1	Audited consolidated financial statements of Orbis Education Services, LLC as of December 31, 2018 and for the year ended December 31, 2018.
99.2	Unaudited pro forma combined financial statements and explanatory notes as of December 31, 2018 and for the year ended December 31, 2018.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements,” including statements relating to the Acquisition discussed above.  Words such as “may,” “should,” “could,” “would,” “predicts,” “potential,” “continue,” “expects,” “anticipates,” “future,” “intends,” “plans,” “believes,” “estimates” and similar expressions, as well as statements in future tense, identify forward-looking statements. Forward-looking statements are based on information available at the time those statements are made or management’s good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual events to differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause such differences include, but are not limited to: the failure of the Company to operate successfully as a third party education services provider; the occurrence of any event, change or other circumstance that could give rise to the termination of any of our key customer agreements; our ability to properly manage risks and challenges associated with strategic initiatives, including potential acquisitions or divestitures of, or investments in, new businesses, acquisitions of new properties and new university partners, and expansion of services provided to our existing university partners; our failure to comply with the extensive regulatory framework applicable to us either directly as a third party education services provider or indirectly through our university partners, including Title IV of the Higher Education Act and the regulations thereunder, state laws and regulatory requirements, and accrediting commission requirements; competition from other education services companies in our geographic region and market sector, including competition for students, qualified executives and other personnel; the pace of growth of our university partner’s enrollment and its effect on the pace of our own growth; our ability to, on behalf of our university partner, convert prospective students to enrolled students and to retain active students to graduation; our success in updating and expanding the content of existing programs and developing new programs in a cost-effective manner or on a timely basis for our university partners; and other factors discussed in the Company’s reports on file with the Securities and Exchange Commission.  Factors or events that could affect the transactions contemplated herein or cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GRAND CANYON EDUCATION, INC.

Date: April 2, 2019	By:	/s/ Daniel E. Bachus
Daniel E. Bachus
Chief Financial Officer
(Principal Financial and Principal Accounting Officer)